Exhibit 10.33

FSP – RIC, LLC
c/o CommonWealth Partners, LLC
515 S. Flower Street, 32nd Floor
Los Angeles, CA 90071

December 7, 2023

VIA FEDERAL EXPRESS & EMAIL (corprealestate@zillowgroup.com); legal@zillowgroup.com;
esidman@seyfarth.com)
Zillow, Inc.
1301 Second Avenue, 36th Floor
Seattle, WA 98101-3802
Attention: General Counsel

Re: Office Lease dated March 22, 2011 (the “Initial Lease”) between FSP-RIC LLC, a Delaware limited liability company (“Landlord”) (as successor in interest to The Northwestern Mutual Life Insurance Company), and ZILLOW, INC., a Washington corporation (“Tenant”), as amended by Amendment to Office Lease dated June 27, 2012 (the “1st Amendment”), Second Amendment to Lease dated April 16, 2013 (the “2nd Amendment”), Third Amendment to Lease dated January 10, 2014 (the “3rd Amendment”), Fourth Amendment to Lease dated May 2, 2014 (the “4th Amendment”), Fifth Amendment to Lease dated November 19, 2014 (the “5th Amendment”), Sixth Amendment to Lease dated June 21, 2016 (the “6th Amendment”), that certain Seventh Amendment to Lease dated October 19, 2021 (the “7th Amendment”), and that certain Optional Partial Lease Termination Agreement dated August 15, 2023 (the “Optional Termination Agreement”, and collectively with the Initial Lease, the 1st Amendment, 2nd Amendment, 3rd Amendment, 4th Amendment, 5th Amendment, 6th Amendment, and 7th Amendment, the “Lease”): Termination Notice.

Please be advised that Landlord is exercising its Early Termination Right (terms in initial capitals used herein without definition will have the meanings given to such terms in the Optional Termination Agreement, and if not defined therein, elsewhere in the Lease), pursuant to Section 2 of the Optional Termination Agreement to terminate the Lease with respect to an Early Termination Space consisting of all of the rentable area on each of the 31st floor, the 32nd floor, the 33rd floor, the 34th floor, the 35th floor, the 41st floor and the 42nd floor of the Building effective as of an Effective Termination Date of June 30, 2024. Accordingly, the Lease will terminate with respect to the above described Early Termination Space as of June 30, 2024, Landlord shall have the right to enter the above described Early Termination Space for the purposes described in Section 5 of the Optional Termination Agreement from and after May 1, 2024, Tenant must vacate and surrender to Landlord possession of such Early Termination Space in accordance with Section 5 of the Optional Termination Agreement on or before June 30, 2024, and after June 30, 2024, the Premises shall no longer include the above described Early Termination Space.

The Early Termination Fee payable by Tenant in connection with termination of the Lease with respect to the Early Termination Space described herein as of the Effective Date of Termination specified herein (as calculated in accordance with Section 3 of the Optional Termination Agreement) is $12,818,347.45. As provided in Section 3.3 of the Optional Termination Agreement: (a) the first fifty percent (50%) (i.e., $6,409,173.73) of such Early Termination Fee is payable by Tenant to Landlord on or before that date that is forty-five (45) days after Tenant’s receipt of this Termination Notice, and (b) the second fifty percent (50%) (i.e., $6,409,173.72) of such Early Termination Fee is payable by Tenant to Landlord on or before the Effective Date of Termination specified herein (i.e., on or before June 30,

2024). Calculations supporting determination of the Early Termination Fee are attached as Schedule “1” to this Termination Notice.

Landlord will prepare and circulate, for execution by Landlord and Tenant, an Eight Amendment to the Lease, documenting the termination of the Lease with respect to the Early Termination Space (“8th Amendment”) in accordance with the terms and conditions of the Optional Termination Agreement; provided that execution of such 8th Amendment is not and will not be a condition to the effectiveness of the Early Termination Right with respect to the Early Termination Space described herein.
If you have any questions, please call Ana Dewar at (213) 629-2100.

Sincerely,a Delaware limited liability company

FSP-RIC, LLC,
            a Delaware limited liability company
            By:    Fifth Street Properties, LLC,
                a Delaware limited liability company,
                its sole member

                By:    CWP Capital Management LLC,
                    a Delaware limited liability company,
                    its Manager

                    By:    /s/ Joseph Corrente
                    Name:    Joseph Corrente
                    Title:    Principal / EVP

Schedule “1”
Calculation of Early Termination Fee